UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 29, 2003
                                                   -----------------

                               Farrel Corporation
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             (Exact name of registrant as specified in its chapter)


        Delaware                      0-19703                  22-2689245
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)           Identification No.)

25 Main Street, Ansonia, Connecticut                                 06401
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code  203 736 5500
                                                    ----------------------------

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Discloser.

On December 29, 2003, Farrel Corporation, a Delaware corporation (the "Company") issued a press release announcing that it has filed a Form 15 with the Securities and Exchange Commission, thereby deregistering its common stock.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

             Exhibit No.                   Description

               20 Press Release, dated December 29, 2003, issued by the Company, entitled Farrel Corporation Deregisters Stock; Continues Trading on Pink Sheets

                                   SIGNATURES
                                   ----------


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                          FARREL CORPORATION
                                          ------------------
                                          REGISTRANT


DATE:  December 29, 2003                  /s/ Rolf K Liebergesell
                                              ----------------------------------
                                              ROLF K LIEBERGESELL
                                              PRESIDENT AND CHIEF
                                              EXECUTIVE OFFICER


DATE:  December 29, 2003                  /s/ Walter C. Lazarcheck
                                              ----------------------------------
                                              WALTER C. LAZARCHECK
                                              VICE PRESIDENT AND CHIEF FINANCIAL
                                              OFFICER
                                              (CHIEF ACCOUNTING OFFICER)